EXHIBIT 13.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER
AND CHIEF FINANCIAL OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report of Sungold International Holdings Corp. (the “Company”) on Form 20-F for the fiscal year ended August 31, 2007, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Keith Blackwell, Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of the dates and for the periods expressed in the Report.

Date: April 17, 2008

By:	/s/T.K. Blackwell
Name:	Keith Blackwell
Title:	Chief Executive Officer and Chief
Financial Officer
Date:	April 17, 2008